Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott A. Lang, the Chairman of the Board of Directors, President and Chief Executive Officer of Silver Spring Networks, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

•

the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period presented therein.

Date: May 8, 2014	By:	/s/ Scott A. Lang
Scott A. Lang
Chairman of the Board of Directors, President and Chief Executive Officer
(Principal Executive Officer)